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EX 10.3

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "1933 ACT") OR UNDER THE SECURITIES LAWS OF ANY OTHER STATE AND MAY NOT BE TRANSFERRED WITHOUT (i) THE OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH TRANSFER MAY LAWFULLY BE MADE WITHOUT REGISTRATION UNDER THE 1933 ACT OR THE SECURITIES LAWS OF ANY APPLICABLE STATE; OR (ii) SUCH REGISTRATION.


                                     WARRANT


                              To Purchase Shares of
                                 Common Stock of
                       UNITED SHIPPING & TECHNOLOGY, INC.

                                                                    May 15, 2001

         This Certifies that, for good and valuable consideration, receipt of which is hereby acknowledged, MCG GLOBAL, LLC, (the "Warrantholder"), is entitled to subscribe for and purchase from the Company, at any time after the date hereof, and prior to May 15, 2001 (the "Expiration Date"), 1,000,000 shares of the Company's Common Stock, at a strike price equal to $0.40 (the "Purchase Price"), subject to adjustment as hereinafter set forth.

         1. Definitions. For the purposes of this Warrant the following terms shall have the following meanings:

                  "Commission" shall mean the Securities and Exchange Commission, or any other federal agency then administering the Securities Act.

                  "Company" shall mean United Shipping & Technology, Inc., a Utah corporation, and any corporation which shall succeed to, or assume, the obligations of said corporation hereunder.

                  "Common Stock" shall mean the shares of Common Stock of the Company, $0.004 par value.

                  "Other Securities" shall mean any stock (other than Common Stock) or other securities of the Company which the Warrantholder at any time shall be entitled to receive, or shall have received, upon the exercise of the Warrants, in lieu of or in addition to Common Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other Securities.
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                  "Principal Office" shall mean he Company's principal office or agency in Minnesota (or such other office or agency of the Company as the Company may designate by notice in writing to the holder hereof).

                  "Securities Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder, as in effect at the time.

                  "Subscription Form" shall mean the subscription forms attached hereto.

                  "Transfer" shall mean any sale, assignment, pledge, or other disposition of any Warrants and/or Warrant Shares, or of any interest in either thereof, which would constitute a sale thereof within the meaning of Section 2(3) of the Securities Act.

                  "Warrant Shares" shall mean the shares of Common Stock purchased or purchasable by the Warrantholder upon the exercise of the Warrants pursuant to Section 2 hereof.

                  "Warrantholder" shall mean the holder or holders of the Warrants or any related Warrant Shares.

                  "Warrant" shall mean this Warrant.

         All terms used in this Warrant which are not defined in Section 1 hereof have the meanings respectively set forth elsewhere in this Warrant.

         2. Exercise of Warrant, Issuance of Certificate, and Payment for Warrant Shares.

           (a) The rights represented by this Warrant may be exercised at any time after the date hereof, and prior to the Expiration Date, by the Warrantholder, in whole or in part (but not as to any fractional share of Common Stock), by: (a) delivery to the Company of a completed Subscription Form, (b) surrender to the Company of this Warrant properly endorsed and signature guaranteed, and (c) delivery to the Company of a certified or cashier's check made payable to the Company in an amount equal to the aggregate Purchase Price of the shares of Common Stock being purchased, at its Principal Office. The Company agrees and acknowledges that the shares of Common Stock so purchased shall be deemed to be issued to the holder hereof as the record owner of such shares as of the close of business on the date on which this Warrant, properly endorsed, and the Subscription Form shall have been surrendered and payment made for such shares as aforesaid. Upon receipt thereof, the Company shall, as promptly as practicable, and in any event within fifteen (15) days thereafter, execute or cause to be executed and delivered to the Warrantholder a certificate or certificates representing the aggregate number of shares of Common Stock specified in said Subscription Form. Each stock certificate so delivered shall be in such denomination as may be requested by the Warrantholder and shall be registered in the name of the Warrantholder or such other name as shall be designated by the Warrantholder. If this Warrant shall have been exercised only in part, the Company shall, at the time of delivery of said stock certificate or certificates, deliver to the Warrantholder a new Warrant evidencing the rights of such holder to purchase the remaining shares of Common Stock

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covered by this Warrant. The Company shall pay all expenses, taxes, and other charges payable in connection with the preparation, execution, and delivery of stock certificates pursuant to this Section 2, except that, in case any such stock certificate or certificates shall be registered in a name or names other than the name of the Warrantholder, funds sufficient to pay all stock transfer taxes which shall be payable upon the execution and delivery of such stock certificate or certificates shall be paid by the Warrantholder to the Company at the time of delivering this Warrant to the Company as mentioned above.

         (b) In lieu of exercising this Warrant for cash, the Holder may elect to surrender this Warrant at the Principal Office together with notice of such election in which event the Company shall issue to the Holder a number of Warrant Shares computed using the following formula:

                                   X = Y(A-B)
                                       ------
                                        A

Where         X=    the number of Warrant Shares to be issued to the Holder

              Y= the number of Warrant Shares purchasable under the Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being canceled (at the date of the exercise)

              A=    Current Market Price on the date of exercise

              B=    Warrant Price (as adjusted on the date of exercise).

         For purposes of this calculation, "Current Market Price" means, in respect of the Common Stock on any date herein specified, the higher of (a) the Book Value per share of Common Stock at such date and (b) the Appraised Value per share of Common Stock as at such date, or if there shall then be a public market for the Common Stock, the higher of (x) the amount set forth in clause
(a) above and (y) the average of the daily market prices for 30 consecutive Business days ending 5 days before such date. The daily market price for each such Business Day shall be (i) the last sale price on such date on the principal stock exchange or over-the-counter market on which the Common Stock is then listed or admitted to trading, (ii) if no sale takes place on such day on any such exchange, the average of the last reported closing bid and asked prices on such day as officially quoted on any such exchange, (iii) if the Common Stock is not then listed or admitted to trading on any stock exchange, the average of the last reported closing bid and asked prices on such day in the over-the-counter market.

         3. Ownership of this Warrant. The Company may deem and treat the registered Warrantholder as the holder and owner hereof (notwithstanding any notations of ownership or writing made hereon by anyone other than the Company) for all purposes and shall not be affected by any notice to the contrary, until presentation of this Warrant for transfer as provided herein and then only if such transfer meets the requirements of Section 5.

         4. Expiration. This warrant shall expire on the 5 year anniversary of the Warrant.

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         5. Exchange, Transfer, and Replacement. Subject to Section 5 hereof, this Warrant is exchangeable upon the surrender hereof by the Warrantholder to the Company at its Principal Office for new Warrants of like tenor and date representing in the aggregate the right to purchase the number of shares purchasable hereunder, each of such new Warrants to represent the right to purchase such number of shares (not to exceed the aggregate total number purchasable hereunder) as shall be designated by the Warrantholder at the time of such surrender. Subject to Section 6 hereof, this Warrant and all rights hereunder are transferable, in whole or in part, upon the books of the Company by the Warrantholder in person or by duly authorized attorney, and a new Warrant of the same tenor and date as this Warrant, but registered in the name of the transferee, shall be executed and delivered by the Company upon surrender of this Warrant, duly endorsed, at the Principal Office. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction, or mutilation of this Warrant, and, in the case of loss, theft, or destruction, of indemnity or security reasonably satisfactory to it, and upon surrender and cancellation of this Warrant, if mutilated, the Company will make and deliver a new Warrant of like tenor, in lieu of this Warrant. This Warrant shall be promptly canceled by the Company upon the surrender hereof in connection with any exchange, transfer, or replacement. The Company shall pay all expenses, taxes (other than stock transfer taxes), and other charges payable in connection with the preparation, execution, and delivery of Warrants pursuant to this Section 4.

         6. Restrictions on Transfer. Notwithstanding any provisions contained in this Warrant to the contrary, neither this Warrant nor the Warrant Shares shall be transferable except upon the conditions specified in this Section 6, which conditions are intended, among other things, to ensure compliance with the provisions of the Securities Act in respect of the transfer of this Warrant or such Warrant Shares. The holder of this Warrant agrees that such holder will not transfer this Warrant or the related Warrant Shares (a) prior to delivery to the Company of an opinion of counsel selected by the Warrantholder and reasonably satisfactory to the Company, stating that such transfer is exempt from registration under the Securities Act, or (b) until registration of such Warrants and/or Warrant Shares under the Securities Act has become effective and continues to be effective at the time of such transfer. An appropriate legend may be endorsed on the Warrants and the certificates of the Warrant Shares evidencing these restrictions. The holder of this Warrant further agrees that such holder will not, for a period of 180 days from the date that a registration statement covering securities offered by the Company is declared effective by the Commission, offer to sell, contract to sell, or otherwise sell, dispose of, loan, pledge or grant any rights with respect to the Warrant or the Warrant Shares owned by the holder, otherwise than with the prior written consent of the Company.

         7. Antidilution Provisions. The rights granted hereunder are subject to the following:

                  (a) Stock Splits. In case at any time the Company shall subdivide its outstanding shares of Common Stock into a greater number of shares, the Purchase Price in effect immediately prior to such subdivision shall be proportionately reduced and the number of Warrant Shares purchasable pursuant to this Warrant immediately prior to such subdivision shall be proportionately increased, and conversely, in case at any time the Company shall combine its outstanding shares of Common Stock into a smaller

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         number of shares, the Purchase Price in effect immediately prior to such combination shall be proportionately increased and the number of Warrant Shares purchasable upon the exercise of this Warrant immediately prior to such combination shall be proportionately reduced. Except as provided in this paragraph (a), no adjustment in the Purchase Price and no change in the number of Warrant Shares so purchasable shall be made pursuant to this Section 7 as a result of or by reason of any such subdivision or combination.

                  (b) Reorganization, Reclassification, Consolidation, Merger, or Sale. If any capital reorganization or reclassification or merger of the Company with another corporation, or the sale of all or substantially all of its assets to another corporation, shall be effected in such a way that holders of shares of Common Stock shall be entitled to receive Common Stock, Other Securities or assets with respect to or in exchange for shares of Common Stock, then, as a condition of such reorganization, reclassification, consolidation, merger or sale, lawful and adequate provision shall be made whereby the Warrantholder shall thereafter have the right to purchase and receive upon the basis and upon the terms and conditions specified in the Warrants and in lieu of the shares of Common Stock of the Company immediately theretofore purchasable and receivable upon the exercise of the Warrants such shares of Common Stock, Other Securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of Common Stock equal to the number of shares of Common Stock immediately theretofore purchasable and receivable upon the exercise of the Warrants had such reorganization, reclassification, consolidation, merger or sale not taken place, and in any such case appropriate provision shall be made with respect to the rights and interests of the Warrantholder so that the provisions of the Warrants (including, without limitation, provisions for adjustment of the Purchase Price and the number of shares purchasable upon the exercise of the Warrants) shall thereafter be applicable, as nearly as may be, in relation to any shares of Common Stock, Other Securities or assets thereafter deliverable upon the exercise of the Warrants.

         8. Special Agreements of the Company.

                  (a) Will Reserve Shares. The Company will reserve and set apart and have at all times the number of shares of authorized but unissued Common Stock deliverable upon the exercise of the Warrants, and it will have at all times any other rights or privileges provided for herein sufficient to enable it at any time to fulfill all of its obligations hereunder.

                  (b) Will Avoid Certain Actions. The Company will not, by amendment of its Articles of Incorporation or through any reorganization, transfer of assets, consolidation, merger, issue or sale of securities or otherwise, avoid or take any action which would have the effect of avoiding the observance or performance hereunder by the Company, but will at all times in good faith assist in carrying out of all the provisions of the Warrants and in taking all such actions as may be necessary or appropriate in order to protect the rights of the Warrantholder against dilution or other impairment.

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         9. Notices. Any notice or other document required or permitted to be given or delivered to the Warrantholder shall be delivered or sent by certified mail to the Warrantholder at the last address shown on the books of the Company maintained for the registry and transfer of the Warrants. Any notice or other document required or permitted to be given or delivered to the Company shall be delivered or sent by certified or registered mail to the principal office of the Company.

         10. No Rights as Shareholders; Limitation of Liability. This Warrant shall not entitle any holder hereof to any of the rights of a shareholder of the Company. No provisions hereof, in the absence of affirmative action by the holder hereof to purchase shares of Common Stock, and no mere enumeration herein of the rights or privileges of the holder hereof, shall give rise to any liability of such holder for the Purchase Price or as a shareholder of the Company whether such liability is asserted by the Company or by creditors of the Company.

         11. Governing Law. This Warrant shall be governed by, and construed and enforced in accordance with, the laws of the State of Minnesota, without regard to conflicts of laws principles.

         12. Miscellaneous. This Warrant and any provision hereof may be changed, waived, discharged, or terminated only by an instrument in writing signed by the party (or any predecessor in interest thereof) against which enforcement of the same is sought. The headings in this Warrant are for purposes of reference only and shall not affect the meaning or construction of any of the provisions hereof.

         IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by a duly authorized officer, and to be dated as of May 15, 2001.


                                        UNITED SHIPPING & TECHNOLOGY, INC.



                                            By:
                                                ------------------------------
                                                Jeffry Parell
                                                Chief Executive Officer

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                             FULL SUBSCRIPTION FORM


To Be Executed By the Registered Warrantholder if It/
She/He Desires to Exercise in Full the Within Warrant


         The undersigned hereby exercises the right to purchase _____________ shares of Common Stock covered by the within Warrant at the date of this subscription and herewith makes payment of the sum of $____________________ representing the Purchase Price of $ _________ per share in effect at that date. Certificates for such shares shall be issued in the name of and delivered to the undersigned, unless otherwise specified by written instructions, signed by the undersigned and accompanying this subscription.

Dated:________________________________



                                        Signature:
                                                   ----------------------------


                                          Address:

                                       7
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                            PARTIAL SUBSCRIPTION FORM


To be Executed by the Registered Warrantholder if It/She/He
Desires to Exercise in Part Only the Within Warrant


         The undersigned hereby exercises the right to purchase __________ shares of the total shares of Common Stock covered by the within Warrant at the date of this subscription and herewith makes payment of the sum of $____________ representing the Purchase Price of $_______ per share in effect at this date.

         Certificates for such shares and a new Warrant of like tenor and date for the balance of the shares not subscribed for (if any) shall be issued in the name of and delivered to the undersigned, unless otherwise specified by written instructions, signed by the undersigned and accompanying this subscription.

         The shares hereby subscribed for constitute ______________ shares of Common Stock (to the nearest whole share) resulting from adjustment of ______________ shares of the total of __________________ shares of Common Stock covered by the within Warrant, as said shares were constituted at the date of the Warrant.


Dated:__________________________


                                        Signature:
                                                   ----------------------------


                                          Address:

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